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EXHIBIT 10.16

                              EMPLOYMENT AGREEMENT

      THIS EMPLOYMENT AGREEMENT (the "Agreement") is entered into by and between ROBERT P. VAN DER MERWE, a resident of the State of Connecticut ("Executive"), and CHECKPOINT SYSTEMS, INC., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania ("Company") as of December 27, 2007.

      WHEREAS, the Board of Directors of Company ("Board of Directors") wishes to have the Company retain Executive and obtain his commitment to serve as President and Chief Executive Officer of Company on the terms set forth herein;

      NOW, THEREFORE, in consideration of the mutual covenants and obligations contained herein, and intending to be legally bound, the parties, subject to the terms and conditions set forth herein, agree as follows:

      1. EMPLOYMENT AND TERM. Executive hereby agrees to be employed as President and Chief Executive Officer of Company effective as of December 27, 2007 (the "Commencement Date"), and Company hereby agrees to retain Executive as President and Chief Executive Officer commencing as of such date. By executing this Agreement the Company confirms that the Board of Directors has approved this Agreement. The initial term of Executive's employment as President and Chief Executive Officer under this Agreement (the "Initial Term") shall be the period commencing on the Commencement Date and ending on December 31, 2010. The term of employment under this Agreement shall be renewed for a two-year period ending on December 31, 2012, upon the expiration of the Initial Term, and thereafter for successive one-year periods ending on each subsequent December 31st (the Initial Term and, if the period of employment is so extended, such successive periods of employment are collectively referred to herein as the "Term"), unless notice of termination (a "Notice of Non-Renewal") of this Agreement is given by the Company or Executive at least six (6) month's prior to the end of the Term, in which case this Agreement shall terminate at the end of the Term.

      2. DUTIES. During the Term, Executive will have the titles of President and Chief Executive Officer of Company. Executive shall report exclusively to and receive instructions from Company's Board of Directors and shall have such duties and responsibilities customary for the positions of president and chief executive officer of public companies similarly situated. Without limitation, Executive shall have full authority and discretion relating to the general and day-to-day management of the affairs of the Company including, but not limited to, finances and other financial matters, compensation matters (other than with respect to the compensation of Executive, himself, if any, and the other executive officers of the Company which shall be determined by the Compensation Committee of the Board of Directors), personnel matters (other than such matters that relate to Executive himself), budgeting, operations, intellectual property, investor relations, retention of professionals and strategic planning and implementation. Executive will be the most senior executive officer of the Company and all other executives and businesses of the Company will report to Executive or his designee. The foregoing language

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shall not be construed so as to limit the duties and responsibilities of the
Board of Directors as described in the Company's Articles of Incorporation and Bylaws.

      3. OTHER BUSINESS ACTIVITIES. Executive shall serve the Company faithfully and shall devote his reasonable best efforts and substantially all of his business time, attention, skill and efforts to the performance of the duties required by or appropriate for his position as President and Chief Executive Officer. In furtherance of the foregoing, and not by way of limitation, for so long as he remains President and Chief Executive Officer of Company, Executive shall not directly or indirectly engage in any other business activities or pursuits, except for those arising from positions held as of the date hereof as a director or otherwise with charitable or business organizations, as identified by Executive to the Board of Directors or such other activities as would not materially interfere with Executive's ability to carry out his duties under this Agreement. Notwithstanding the foregoing, Executive shall be permitted to engage in activities in connection with (i) service as a volunteer, officer or director or in a similar capacity of any charitable or civic organization, (ii) managing personal investments, and (iii) serving as a director, executor, trustee or in another similar fiduciary capacity for a non-commercial entity; provided, however, that any such activities do not materially interfere with Executive's performance of his responsibilities and obligations pursuant to this Agreement.

      4. BASE SALARY. The Company shall pay Executive a salary at the annual rate of Eight Hundred and Fifty Thousand Dollars ($850,000.00) (the "Base Salary"), payable pursuant to the Company's normal practice, but no less frequently than monthly. The Base Salary shall be inclusive of all applicable income, Social Security and other taxes and charges which are required by law or requested to be withheld by Executive and which shall be withheld and paid in accordance with Company's normal payroll practice for its similarly-situated executives as in effect from time to time. The Board of Directors, in consultation with Executive, shall periodically review Executive's Base Salary during the Term, at least annually (at times according to it customary practice) for increases based on Executive's performance and other relevant factors.

      5. ANNUAL INCENTIVE COMPENSATION. Executive shall participate in an annual incentive compensation program(s) to be developed by the Board of Directors which will enable Executive to earn incentive compensation up to a maximum of one hundred and fifty percent (150%) of Base Salary provided specified goals and objectives identified by the Board of Directors in consultation with Executive are achieved. Such goals and objectives shall be identified no later than the end of the first quarter of each calendar year and shall be consistent with the Company's budgets and business plans which are reasonably achievable. Achievement of such goals and objectives, without exceeding same, shall result in an incentive compensation bonus equal to one hundred percent (100%) of Base Salary. In addition to the foregoing, Executive shall be entitled to a guaranteed minimum bonus for the calendar year 2008 equal to fifty percent (50%) of Base Salary. Any compensation payable to Executive pursuant to this Section shall be paid to Executive during the calendar year following the applicable performance year but in any event no later than the date of publication of the Company's audited financial statements for the prior fiscal year, whether or not Executive is then employed by the Company, except as otherwise expressly limited in this Agreement.

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      6. EQUITY INCENTIVES. As of the Commencement Date, Executive shall be granted stock options under which he may purchase up to a total of Five Hundred Thousand (500,000) shares of Company common stock (the "Stock Options") subject to the terms and conditions set forth in this Agreement, the Company's 2004 Omnibus Incentive Compensation Plan (the "Omnibus Plan") and, to the extent not inconsistent with this Agreement, to the terms and conditions of the stock options agreement attached as Exhibit A. In addition, as of the Commencement Date, Executive shall be granted Twenty Thousand (20,000) restricted stock units (the "RSUs") with respect to the Company's common stock subject to the terms and conditions set forth in this Agreement, the Omnibus Plan and, to the extent not inconsistent with this Agreement, to the terms and conditions of the RSU agreement attached as Exhibit B. Finally, Executive shall be entitled to participate in annual equity incentive opportunities in accordance with the terms of Section 6.3 below. Consistent with the vesting schedule set forth below and applicable law, the maximum number of shares subject to the option shall qualify as incentive stock option shares under Section 422 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder (such Code and Treasury Regulations shall be referred to herein, collectively, as the "Code"). The Board of Directors, in consultation with Executive, shall annually review the number of stock options and RSUs granted to Executive in order to determine if increases are appropriate after consideration of all relevant factors including but not limited to stock options and other equity compensation granted to other executive employees.

         6.1. STOCK OPTIONS.

         (a) Sixty percent (60%) of the Stock Options (that is, options for Three Hundred Thousand (300,000) shares) shall be fully vested and exercisable at the end of the Initial Term, provided only that Executive remains employed by the Company or its subsidiaries Agreement at such time. An additional twenty percent (20%) of the Stock Options (that is, options for One Hundred Thousand (100,000) shares) shall be fully vested and exercisable at the end of the one-year period following the end of the Initial Term, and the final twenty percent (20%) of the Stock Options (that is, options for One Hundred Thousand (100,000) shares) shall be fully vested and exercisable at the end of the two-year period following the end of the Initial Term, provided only that Executive remains employed by the Company or its subsidiaries at such time. The Stock Options shall have an exercise price equal to closing market price of the Company's common stock on the Commencement Date, or on the last preceding trading date if the Company's common stock is not traded on the Commencement Date (the "Fair Market Value").

         (b) Notwithstanding paragraph (a) of this Section 6.1, (i) the Stock Options for Three Hundred Thousand (300,000) shares which vest at the end of the Initial Term shall become 100% vested upon Executive's termination of employment on account of death or Disability, termination of employment by Company Without Cause, termination of employment by Executive For Good Reason, or upon a Change in Control, as each such term is defined in Section 10.3 (as applicable, "Qualifying Termination") and (ii) the balance of the Stock Options granted pursuant to Section 6.1(a) shall become 100% vested upon Executive's Qualifying Termination after the Initial Term. In addition, to the extent that Stock Options remain unvested and have not been forfeited, the vesting of the Stock Options shall be accelerated and the Stock Options shall become fully exercisable as of the first date on which the closing price per share of the Company's common stock, as reported on the New York Stock Exchange, equals or exceeds two hundred percent (200%) of the exercise price of the Stock Options.

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         (c) In the event of Executive's termination of employment during the
Term for any reason other than a termination for Cause, the Stock Options granted pursuant to this Section 6.1 that are vested and exercisable on the date of such termination of employment shall expire on the fourth anniversary of the date of such termination of employment.

         6.2. RESTRICTED STOCK UNITS.

         (a) Twenty Thousand (20,000) RSUs shall be fully vested and deliverable at the end of the Initial Term, provided only that Executive remains employed by the Company pursuant to this Agreement at the time such vesting is to occur.

         (b) Notwithstanding paragraph (a) of this Section 6.2, the RSUs shall become 100% vested upon Executive's termination of employment on account of death or Disability, termination of employment by Company Without Cause, termination of employment by Executive For Good Reason, or upon a Change in Control, as each such term is defined in Section 10.3.

         6.3. ANNUAL EQUITY OPPORTUNITIES.

         (a) In addition to the grants specified in Sections 6.1 and 6.2 above, Executive shall be granted annual Long Term Compensation at the discretion of the Board of Directors under the Omnibus Plan and existing compensation practices. Long Term Compensation under the Omnibus Plan can include, but is not limited to, Stock Options, Long Term Incentive Program ("LTIP") awards, Restricted Stock Awards, Stock Appreciation Rights ("SARs"), or other awards as determined by the Board of Directors. For the year 2008, Executive's annual Long Term Compensation shall consist of Sixty Thousand (60,000) Stock Options and Thirty Thousand (30,000) RSUs vesting in accordance with the terms applicable to the current Chief Executive Officer of the Company.

         (b) Notwithstanding paragraph (a) of this Section 6.3, Executive's equity opportunities (other than those granted pursuant Sections 6.1 and 6.2) shall become 100% vested upon Executive's termination of employment on account of death or Disability, termination of employment by Company Without Cause (as defined in Section 10.2), termination of employment by Executive For Good Reason (as defined in Section 10.2), or upon a Change in Control (as defined in Section 10.3).

         (c) In the event of Executive's termination of employment during the Term of this Agreement for any reason other than a termination for Cause, the Stock Options, SARs and other similar awards granted pursuant to this Section
6.3 that are vested and exercisable on the date of such termination of employment shall expire on the fourth annual anniversary of the date of such termination of employment.

         6.4. ANTI-DILUTION ADJUSTMENTS. The number or type of shares or other property subject to the Stock Options and the RSUs, the exercise price of the Stock Options, and the share-price milestones for accelerated vesting of Stock Options shall be appropriately and proportionately adjusted by the Board of Directors if the class of securities which are subject to the Stock Options and RSUs are (i) exchanged for or converted into cash, property or a different

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number or kind of shares or securities as a result of a reorganization, merger, consolidation, recapitalization, restructuring or reclassification, or other corporate transaction (ii) if the number of securities of the class of securities then subject to the Stock Options and RSUs are increased or decreased or if cash, property or shares or securities are distributed in respect of such subject securities as a result of a dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, spin-off or the like.

         6.5. TAX WITHHOLDING. Executive shall pay in cash or make other arrangements satisfactory to the Board of Directors for the satisfaction of any withholding tax obligations that arise by reason of exercise of the Stock Options and the vesting and delivery of the RSUs, which shall include satisfaction through a broker-assisted sale of the applicable shares subject to delivery. The Stock Options shall be exercisable, in whole or in part in cash, by surrender of shares previously acquired or through a cashless exercise in accordance with the terms of the Omnibus Plan. Company shall not be required to issue shares of common stock or to recognize the disposition of such shares until such obligations are satisfied.

      7. OTHER BENEFITS.

         (a) PENSION PLANS. Executive shall be entitled to participate in all tax- qualified and non-tax-qualified pension plans maintained or contributed to by Company or for the benefit of its executives (collectively, the "Company Pension Plans"), in accordance with the terms of such Company Pension Plans as they may be amended from time to time in the discretion of the Company.

         (b) MEDICAL INSURANCE. During the Term of this Agreement, Executive shall be entitled to participate in any medical and dental insurance plans generally available to the senior management of Company, as such plans may be in effect from time to time.

         (c) OTHER BENEFIT PLANS. Executive shall be entitled to receive or participate in such further savings, deferred compensation, health or welfare benefit plans offered to Company's senior management generally, in accordance with the terms of such plans as they may be amended from time to time in the discretion of the Company.

         (d) PERQUISITES; EXPENSES. The Company agrees to promptly reimburse Executive for all reasonable business expenses incurred by Executive in performing his duties pursuant to this Agreement, in accordance with Company's reimbursement policies generally applicable to management personnel. During the Term of this Agreement, Company agrees to provide Executive with such perquisites as are generally made available to management personnel from time to time, including the perquisites provided as of the date the Board of Directors approves this Agreement.

         (e) VACATION AND RELOCATION. Executive shall be entitled to six (6) weeks paid vacation annually, and to cash compensation in respect of accrued but unused vacation days if Executive is terminated under the terms hereof, for the calendar year in which such termination occurs. Executive shall also be entitled to the Relocation benefits described in the attached Exhibit "C".

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         (f) SEVERANCE UPON EXPIRATION OF TERM. Commencing at least six (6)
months prior to the expiration of the Term of this Agreement, the Board of Directors and Executive shall negotiate in good faith to extend the Term of Executives' employment pursuant to terms and conditions similar to this Agreement. In the event that the parties are unable to agree, then upon the expiration of the Term of this Agreement, Executive shall receive, in one lump sum payment, an amount equal to two (2) times the sum of the Base Salary as in effect as of the date of the expiration of the Term and the two (2) year average of any other compensation received by Executive pursuant to any bonus or incentive plan during the immediately preceding two (2) years, in addition to any other amounts due to Executive pursuant to the terms hereof. This payment shall not be due if Executive sends a Notice of Nonrenewal or elects not to engage in good faith negotiations for its extension. All Stock Options and Stock Awards granted during the six (6) month period referred to in the first sentence of this Section 7(f), shall expire or be forfeited, as the case may be, immediately. Notwithstanding the foregoing, those equity opportunities described in Section 6.3(a) shall become fully vested in the event Executive becomes entitled to severance benefits under this Section 7(f). The lump sum payment if due pursuant to this Subsection (f) shall be paid as soon as practicable following the expiration of the Term, provided that such payment shall be paid no earlier than six (6) months following the expiration of the Term if necessary to comply with Section 409A of the Code, thereby avoiding adverse tax consequences to the Executive pursuant to Section 409A of the Code. The six
(6)-month delay described in the preceding sentence shall be necessary if (i) the Executive is a specified employee (within the meaning of Section 409A of the Code) as of the date of the expiration of the Term, and (ii) the Executive's termination of employment upon the expiration of the Term pursuant to this Subsection (f) is not deemed to result from an involuntary separation from service (within the meaning of Section 409A of the Code).

      8. NONDISCLOSURE OF CONFIDENTIAL INFORMATION.

         (a) Executive and Company acknowledge that Executive will, in the course of his employment, come into possession of confidential, proprietary business and technical information, and trade secrets of Company and its Affiliates (the "Proprietary Information"). Proprietary Information includes, but is not limited to, the following:

      - BUSINESS PROCEDURES. All information concerning the way Company and its Affiliates conduct their business, which is not publicly available or generally known in the industry or trade in which Company or its Affiliates compete (such as Company contracts, internal business procedures, controls, plans, licensing techniques and practices, supplier, subcontractor and prime contractor names and contacts and other vendor information, computer system passwords and other computer security controls, financial information, distributor information, and employee data) and the physical embodiments of such information (such as check lists, samples, service and operational manuals, contracts, proposals, printouts, correspondence, forms, listings, ledgers, financial statements, financial reports, financial and operational analyses, financial and operational studies, management reports of every kind, databases, employment or personnel records, and any other written or machine-readable expression of such information as are filed in any tangible media).

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      -     MARKETING PLANS AND CUSTOMER LISTS. All information which is not publicly available or generally known in the industry or trade in which Company or its Affiliates compete pertaining to Company's and its Affiliates' marketing plans and strategies; forecasts and projections; marketing practices, procedures and policies; goals and objectives; quoting practices, procedures and policies; and customer data including the customer list, contracts, representatives, requirements and needs, specifications, data provided by or about prospective customers, and the physical embodiments of such information.

      - BUSINESS VENTURES: All information which is not publicly available or generally known in the industry or trade in which Company or its Affiliates compete concerning new product development, negotiations for new business ventures, future business plans, and similar information and the physical embodiments of such information.

      - SOFTWARE. All information relating to Company's and its Affiliates' software or hardware in operation or various stages of research and development, which is not publicly available or generally known in industry or trade in which Company or its Affiliates compete and the physical embodiments of such information.

      - LITIGATION. Information which is not publicly available or generally known in the industry or trade in which Company or its Affiliates compete regarding litigation and potential litigation matters and the physical embodiments of such information.

      - POLICY INFORMATION. Information which is not publicly available or generally known in the industry or trade in which the Company competes regarding the policies and positions that have been or will be advocated by Company and its Affiliates with governmental officials, the views of government officials toward such policies and positions, and the status of any communications that Company or its Affiliates may have with any government officials.

      - INFORMATION NOT GENERALLY KNOWN. Any information which (a) is not available to the public or within the industry or trade in which Company or its Affiliates compete, (b) gives Company or its Affiliates a significant advantage over its or their competitors, or
            (c) has significant economic value or potentially significant economic value to Company or its Affiliates, including the physical embodiments of such information.

      - "Proprietary Information" does not include (i) information which at the time of disclosure or thereafter is in the public domain or is known within the industry trade group in which Company operates or is already possessed by Executive, free of any confidentiality obligation, (ii) information disclosed to Executive in good faith by a third party who has an independent right to such information and who discloses the same to Executive, free of any confidentiality obligation, (iii) information which is independently developed by Executive, (iv) information which the Company generally discloses to third parties without imposing obligations of confidentiality

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            thereon, and (v) information known by Executive prior to entering into this Agreement.

         (b) Executive acknowledges that the Proprietary Information is a valuable and unique asset of Company and its Affiliates. Executive agrees that he will not, at any time during his employment or for a period of two (2) years after the termination of his employment with Company, without the prior written consent of Company or its Affiliates, as applicable, either directly or indirectly divulge any Proprietary Information for his own benefit or for any purpose other than the exclusive benefit of Company and/or its Affiliates.

      9. AGREEMENT NOT TO COMPETE.

         (a) Executive agrees that he shall not compete with Company or its Subsidiaries for the Restricted Period. The Restricted Period is defined as the period beginning on the date hereof and ending (i) if Executive is terminated for Cause (as defined in Section 10.4(a)) or Executive terminates this Agreement Without Good Reason (as defined in Section 10.2(b)), on the date which is twenty-four (24) months following the date of termination, (ii) if this Agreement is terminated by the Company for any reason other than Cause or Executive for Good Reason, on the date of such termination, and (iii) if this Agreement terminates due to the expiration of the Term, on the date which is twelve (12) months following the expiration of the Term.

         (b) For the purposes of this Section 9, "compete" shall mean directly or indirectly through one or more intermediaries (i) working or serving as a director, officer, employee, consultant, agent, representative, or in any other capacity, with or without compensation, on behalf of one or more entities engaged in the Company's Business (as defined below) in any country where Company (including any Affiliate) either engages in the Company's Business at the time of Executive's termination or where Company's senior management, at the time of Executive's termination, has developed a business plan or taken affirmative steps to engage in the Company's Business, (ii) soliciting any employees of the Company other than a general solicitation via any communication medium directed generally to the public at large or to industry participants or if Executive's employer solicited such employee without input or encouragement from Executive, and/or (iii) inducing any customer or business partner of the Company to breach a contract with the Company or otherwise cease doing business with the Company or any principal for whom the Company acts as agent to terminate such agency relationship. For purposes of this provision, the term "the Company's Business" shall mean any business activity or line of business similar to the type of business conducted by Company, and/or its Affiliates at the time of Executive's termination of employment or which Company, and/or its Affiliates at the time of Executive's termination of employment or within one year prior thereto have developed a business plan or taken affirmative steps to enter into or conduct. Executive expressly agrees that the markets served by Company and its Affiliates extend worldwide and are not dependent on the geographic location of the executive personnel or the businesses by which they are employed and that the restrictions set forth in this Section 9 are reasonable and are no greater than are required for the protection of Company, and its Affiliates. For purposes of this Agreement, the term "Affiliate" shall be deemed to refer to Company and any entity (whether or not existing on the date hereof) controlled by the Company.

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      10. TERMINATION. Executive's employment hereunder may be terminated during the Term upon the occurrence of any one of the events described in this Section 10 upon fifteen days prior written notice to Executive. Upon termination, Executive shall be entitled only to such compensation and benefits as described in this Section 10.

         10.1. DISABILITY AND DEATH.

         (a) DISABILITY. If Executive becomes physically or mentally disabled to such an extent that he has not been able to perform the duties set forth in
Section 2 of this Agreement, with or without a reasonable accommodation, for a period of more than 180 days, either consecutively or within any 365-day period ("Disability"), Company may terminate Executive's employment hereunder. The determination of whether Executive has a Disability under this Agreement shall be made by the Board of Directors, which shall consider the information presented by Executive's personal physician and by any other advisors, including any other physician, which the Board of Directors determines appropriate. The determination of the Board of Directors shall be final and binding, unless it is determined to have been arbitrary and capricious. If the employment of Executive terminates during the Term due to the Disability of Executive, Company shall provide to Executive (i) whatever benefits are available to him under any disability benefit plan(s) applicable to him at the time of such termination to the extent Executive satisfies the requirements of such plan(s), and (ii) the payments set forth in Section 10.1.(c).

         (b) DEATH. If Executive dies during the Term, Company shall pay to Executive's executors, legal representatives or administrators the payments set forth in Section 10.1.(c). Except as specifically set forth in this Section 10.1 or under applicable laws, Company shall have no liability or obligation hereunder to Executive's executors, legal representatives, administrators, heirs or assigns or any other person claiming under or through him by reason of Executive's death, except that Executive's executors, legal representatives or administrators will be entitled to receive any death benefit payable to them as beneficiaries under any insurance policy or other benefits plans in which Executive participates as an employee of Company and to exercise any rights afforded them under any benefit plan then in effect.

         (c) PAYMENT UPON DISABILITY OR DEATH. Upon termination of the employment of Executive due to death or Disability during the Term, Company shall pay an amount equal to all accrued but unpaid Base Salary through the date of termination of employment, plus a portion of the Average Annual Incentive Compensation (as defined in Section 10.2(d) below) pro-rated for the year through the date of termination.

         10.2. TERMINATION BY COMPANY WITHOUT CAUSE; TERMINATION BY EXECUTIVE FOR GOOD REASON.

         (a) TERMINATION BY COMPANY WITHOUT CAUSE. The Company may terminate Executive's employment hereunder at any time for any reason other than Cause, Disability or Death upon thirty (30) days written notice to Executive ("Termination Without Cause").

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         (b) TERMINATION BY EXECUTIVE FOR GOOD REASON. Executive may terminate his employment hereunder at any time for Good Reason ("Termination for Good Reason"). For purposes of this Agreement, Good Reason shall mean (i) a material reduction in the titles, duties, position or responsibilities of Executive, provided that a Change in Control (including the fact that the Company's stock is not publicly held or is held or controlled by a single stockholder as a result of a Change in Control) shall of itself be deemed a material reduction in the position or responsibilities of Executive; (ii) a reduction in Executive's Base Salary or incentive compensation bonus opportunity as set forth in Section 5 hereof or a material reduction in Executive's compensation arrangements or benefits; (iii) a substantial failure of Company to perform any material provision of this Agreement; (iv) a relocation of Company's executive offices to a distance of more than fifty (50) miles from its location as of the date of this Agreement, unless such relocation results in Company's executive offices being closer to Executive's then primary residence or does not substantially increase the average commuting time of Executive; and (v) if Executive is not elected as Chairman of the Board of Directors of Company by June 30, 2009 or after election as Chairman ceases involuntarily (other than by reason of death, disability or Termination for Cause) to be the Chairman of the Board of Directors.

         (c) In the event of a Termination Without Cause or a Termination For Good Reason, Company shall pay to Executive within forty-five (45) days after termination a cash payment (the "Severance Payment) in an amount equal to (i) all accrued but unpaid Base Salary through the date of termination of employment, plus (ii) a portion of the Average Annual Incentive Compensation pro-rated for the year through the date of termination, plus (iii) the Multiplier times the Compensation Amount (as such terms are defined in Section 10.2(d) below). In addition, upon Executive's Termination Without Cause or Termination For Good Reason, the Stock Options shall vest and be exercisable in accordance with Section 6.1(b) and Section 6.3(b), and the RSUs shall fully vest in accordance with Section 6.2(b) and Section 6.3(b).

         (d) The Multiplier is defined as two (2). The Compensation Amount is defined as the sum of (i) the annual Base Salary of Executive as in effect immediately prior to Executive's termination of employment, and (ii) the Average Annual Incentive Compensation. The Average Annual Incentive Compensation shall be a cash payment determined as follows: (i) if the termination occurs on or before December 31, 2008, the Average Annual Incentive Compensation shall be deemed to equal fifty percent (50%) of Base Salary; (ii) if the termination occurs between January 1, 2009 and December 31, 2009, the Average Annual Incentive Compensation shall be the actual amount of Annual Incentive Compensation earned for the preceding calendar year; (iii) if the termination occurs on or after January 1, 2010, the Average Annual Incentive Compensation shall be the average of the Annual Incentive Compensation earned for the two preceding calendar years. For purposes of determining the Average Annual Incentive Compensation earned by Executive in any past year, any non-cash compensation awarded to Executive shall be included as annual incentive compensation only if specifically designated as such by the Board of Directors, and such non-cash compensation shall be valued by such method as the Board of Directors in its discretion shall determine, which may be the manner in which such compensation is valued for proxy reporting purposes.

         (e) Notwithstanding Section 10.2(c), above, the payment to the Executive set forth therein (but not the vesting of Stock Options and Stock Awards), shall be delayed in

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accordance with this Subsection (e) if necessary to comply with Section 409A of the Code, thereby avoiding adverse tax consequences to the Executive pursuant to
Section 409A of the Code. The six (6)-month delay described in the preceding sentence shall be necessary if (i) the Executive is a specified employee ("Specified Employee") (within the meaning of Section 409A of the Code) as of the date of his termination pursuant to this Section 10.2, and (ii) the Executive's termination of employment pursuant to this Section 10.2 is not deemed to result from an involuntary separation from service (within the meaning of Section 409A of the Code).

         10.3. CHANGE IN CONTROL.

         (a) For purposes of this Agreement, "Change in Control" shall mean an occurrence of one or more of the following events:

         (i) an acquisition of any voting securities of Company (the "Voting Securities") by any "person" or "group" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) other than an employee benefit plan of Company, immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of more than fifty percent (50%) of the combined voting power of Company's then outstanding Voting Securities; or

         (ii) within any 18-month period, the individuals who were directors of the Company as of the date the Board of Directors approved this Agreement (the "Incumbent Directors") ceasing for any reason other than death, disability, retirement or by reason of the plan adopted by the Board of Directors on even date herewith to expand the number of members of the Board to constitute at least a majority of the Board of Directors, provided that any director who was not a director as of the date the Board of Directors approved this Agreement shall be deemed to be an Incumbent Director if such director was appointed or nominated for election to the Board of Directors by, or on the recommendation or approval of, at least a majority of directors who then qualified as Incumbent Directors, provided further that any director appointed or nominated to the Board of Directors to avoid or settle a threatened or actual proxy contest shall in no event be deemed to be an Incumbent Director; or

         (iii) satisfaction of all conditions to a merger, consolidation, or reorganization involving Company that results or would result in the stockholders of Company immediately before such merger, consolidation or reorganization owning, directly or indirectly, immediately following such merger, consolidation or reorganization, less than fifty percent (50%) of the combined voting power of the corporation which survives such transaction as the ultimate parent entity, unless such merger, consolidation or reorganization is not thereafter consummated.

         (iv)     a sale of all or substantially all of the assets of Company.

         (b) If, as a result of payments provided for under or pursuant to this Agreement together with all other payments in the nature of compensation provided to or for the benefit of Executive under any other agreement in connection with a Change in Control, Executive becomes subject to taxes of any state, local or federal taxing authority that would not have been imposed on such payments but for the occurrence of a Change in Control, including any excise tax under Section 4999 of the Internal Revenue Code of 1986 (the "Code") and any successor or comparable provision, then, in addition to any other benefits provided under or pursuant to this Agreement or otherwise, Company (including any successor to Company) shall pay to Executive at the time any such payments are made under or pursuant to this or the other agreements, an amount equal to the amount of any such taxes imposed or to be imposed on Executive (the amount of any such payment, the "Parachute Tax Reimbursement"). In addition, Company (including any successor to Company) shall "gross up" such Parachute Tax Reimbursement by paying to Executive at the same time an additional amount equal to the aggregate amount of any additional taxes (whether income taxes, excise taxes, special taxes, employment taxes or otherwise) that are or will be payable by Executive as a result of the Parachute Tax Reimbursement being paid or payable to Executive and/or as a result of the additional amounts paid or payable to Executive pursuant to this sentence, such that after payment of such additional taxes Executive shall have been paid on a net after-tax basis an amount equal to the Parachute Tax Reimbursement. The amount of any Parachute Tax Reimbursement and of any such gross-up amounts shall be determined by Company's independent auditing firm, whose determination, absent manifest error, shall be treated as conclusive and binding absent a binding determination by a governmental taxing authority that a greater amount of taxes is payable by Executive.

         10.4. TERMINATION FOR CAUSE; TERMINATION BY EXECUTIVE WITHOUT GOOD REASON.

         (a) TERMINATION FOR CAUSE. The Company may terminate the employment of Executive for Cause at any time during the Term. For purposes of this Agreement, Cause shall mean that Executive has committed an act of Misconduct (as defined below) or that there has been a willful and continuing failure of Executive to substantially perform his obligations under this Agreement, other than as a result of Executive's death or Disability, following receipt of written notice requesting such performance. For purposes of this Agreement, "Misconduct" shall mean: (i) embezzlement, fraud, or breach of fiduciary duty by Executive, in each case, with respect to the Company; (ii) personal dishonesty of Executive materially injurious to the Company; (iii) an unauthorized and intentional disclosure of any Proprietary Information in breach of Executive's duty of loyalty; (iv) conviction of, or entering a plea of nolo contendere or guilty to, a felony criminal offense; or (v) competing with the Company while employed by the Company or during the Restricted Period, in contravention of Section 9.

         (b) TERMINATION BY EXECUTIVE WITHOUT GOOD REASON. Executive may terminate his employment hereunder at any time without Good Reason (as defined in Section 10.2(b)).

         (c) In the event Executive's employment with Company is terminated by Company for Cause or by Executive without Good Reason, Executive shall receive all accrued but unpaid Base Salary, and benefits as of the effective date of Termination. In the event Executive's employment with Company is terminated by the Company for Cause or by Executive during the Term of this Agreement without Good Reason, Executive shall forfeit all unvested Stock Options and RSUs granted under this Agreement.

      11. OTHER AGREEMENTS. Executive represents and warrants to Company that:

         (a) Executive has informed the Company in writing of any restrictions, agreements or understandings whatsoever to which Executive is a party or by which he is bound that could prevent or make unlawful Executive's execution of this Agreement or Executive's employment hereunder, or which could be inconsistent or in conflict with this Agreement or Executive's employment hereunder, or could prevent, limit or impair in any way the performance by Executive of his obligations hereunder.

         (b) Executive shall disclose the existence and terms of the restrictive covenants set forth in this Agreement to any employer by whom Executive may be employed during the Term (which employment is not hereby authorized) or during the Restricted Period as defined in the Agreement Not to Compete by and between Executive and Company set forth in Section 9 hereof.

      12. EXPENSES; LEGAL FEES. The Company shall pay Executive's attorneys' fees and other charges of counsel incurred in negotiating and finalizing this Agreement in an amount not to exceed twenty-five thousand dollars ($25,000.00). For a period commencing upon a Change in Control and ending on the fifth anniversary thereof, the Company agrees to advance the Executive (and his legal representatives after Executive's death) reasonable costs and expenses (including reasonable attorneys' fees and other charges of counsel) incurred by the Executive (or his legal representatives after Executive's death) in resolving any controversy, dispute or claim brought by Executive in good faith arising out of or relating to this Agreement, the Executive's employment with the Company, or the termination thereof.

      13. SURVIVAL OF PROVISIONS. The provisions of this Agreement shall survive the termination of Executive's employment hereunder and the payment of all amounts payable and delivery of all post-termination compensation and benefits pursuant to this Agreement incident to any such termination of employment.

      14. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon Company and its successors or permitted assigns and Executive and his executors, administrators or heirs. The Company shall require any successor or successors expressly to assume the obligations of Company under this Agreement. The Company's failure to obtain the agreement of any successor or assign to assume the obligations of this Agreement shall be considered "Good Reason" for purposes of Section 10.2(b). For purposes of this Agreement, the term "successor" shall include the ultimate parent corporation of any corporation involved in a merger, consolidation, or reorganization with or including the Company that results in the stockholders of Company immediately before such merger, consolidation or reorganization owning, directly or indirectly, immediately following such merger, consolidation or reorganization, securities of another corporation, regardless of whether any such merger, consolidation or reorganization is deemed to constitute a Change in Control for purposes of this Agreement. Executive may not assign any obligations or responsibilities under this Agreement or any interest herein, by operation of law or otherwise, without the prior written consent of

Company. At any time prior to a Change in Control, Company may provide, without the prior written consent of Executive, that Executive shall be employed pursuant to this Agreement by any of its Affiliates or Company, and in such case all references herein to the "Company" shall be deemed to include any such entity, provided that (i) such action shall not relieve Company of its obligation to make or cause an Affiliate to make or provide for any payment to or on behalf of Executive pursuant to this Agreement, and (ii) Executive's duties and responsibilities shall not be significantly diminished as a result thereof. The Board of Directors may not assign any or all of its responsibilities hereunder to any committee of the Board of Directors.

      15. EXECUTIVE BENEFITS. This Agreement shall not be construed to be in lieu of or to the exclusion of any other rights, benefits and privileges to which Executive may be entitled as an executive of Company under any retirement, pension, profit-sharing, insurance, hospitalization or other plans or benefits which may now be in effect or which may hereafter be adopted.

      16. BOARD OF DIRECTORS SERVICE. Subject to re-election by a vote of stockholders, Executive shall continue to serve on the Board of Directors through the Term and shall tender his resignation from the Board of Directors upon expiration of the Term, or upon any earlier termination of his employment, which resignation may or may not be accepted.

      17. NOTICES. All notices required to be given to any of the parties of this Agreement shall be in writing and shall be deemed to have been sufficiently given, subject to the further provisions of this Section 17, for all purposes when presented personally to such party, or sent by facsimile transmission, any national overnight delivery service, or certified or registered mail, to such party at its address set forth below:

           (a)      If to Executive:

                    Robert P. van der Merwe
                    84 Bluff Avenue
                    Norwalk, CT  06853

           (b)      If to Company:

                    Checkpoint Systems, Inc.
                    101 Wolf Drive
                    Thorofare, NJ  08086
                    Attn:  Senior Vice President and General Counsel

Such notice shall be deemed to be received when delivered if delivered personally, upon electronic or other confirmation of receipt if delivered by facsimile transmission, the next business day after the date sent if sent by a national overnight delivery service, or three (3) business days after the date mailed if mailed by certified or registered mail. Any notice of any change in such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

      18. ENTIRE AGREEMENT; AMENDMENTS. This Agreement and any other documents, instruments or other writings delivered or to be delivered in connection with this Agreement as specified herein constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all prior and contemporaneous agreements, understandings, and negotiations, whether written or oral, with respect to the terms of Executive's employment by Company. This Agreement may be amended or modified only by a written instrument signed by all parties hereto.

      19. WAIVER. The waiver of the breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other or subsequent breach of this Agreement.

      20. GOVERNING LAW. This Agreement shall be governed and construed as to its validity, interpretation and effect by the laws of the Commonwealth of Pennsylvania.

      21. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      22. SECTION HEADINGS. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

      23. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.

      24. SPECIFIC ENFORCEMENT. Executive acknowledges that the restrictions contained in Sections 8 and 9 hereof are reasonable and necessary to protect the legitimate interests of Company and its Affiliates and that Company would not have entered into this Agreement in the absence of such restrictions. Executive also acknowledges that any breach by him of Sections 8 or 9 hereof will cause continuing and irreparable injury to Company for which monetary damages would not be an adequate remedy. Executive shall not, in any action or proceeding by Company to enforce Sections 8 or 9 of this Agreement, assert the claim or defense that an adequate remedy at law exists. In the event of such breach by Executive, Company shall have the right to enforce the provisions of Sections 8 and 9 of this Agreement by seeking injunctive or other relief in any court, and this Agreement shall not in any way limit remedies at law or in equity otherwise available to Company. In the event that the provisions of Sections 8 or 9 hereof should ever be adjudicated to exceed the time, geographic, or other limitations permitted by applicable law in any applicable jurisdiction, then such provisions shall be deemed reformed in such jurisdiction to the maximum time, geographic, or other limitations permitted by applicable law.

      25. [Intentionally Omitted]

      26. ARBITRATION. Any dispute or claim other than those referred to in
Section 23, arising out of or relating to this Agreement or otherwise relating to the employment relationship between Executive and Company (including but not limited to any claims under Title VII of the Civil Rights Act of 1964, as amended; the Americans with Disabilities Act; the Age Discrimination in Employment Act; the Family Medical Leave Act; and the Employee Income Retirement Security Act) shall be submitted to Arbitration, in Philadelphia County, Commonwealth of Pennsylvania, and except as otherwise provided in this Agreement shall be conducted in accordance with the rules of, but not under the auspices of, the American Arbitration Association. The arbitration shall be conducted before an arbitration tribunal comprised of three individuals, one selected by Company, one selected by Executive, and the third selected by the first two. The parties and the arbitrators selected by them shall use their best efforts to reach agreement on the identity of the tribunal within ten (10) business days of either party to this Agreement submitting to the other party a written demand for arbitration. The proceedings before the tribunal shall take place within twenty (20) business days of the selection thereof. Executive and Company agree that such arbitration will be confidential and no details, descriptions, settlements or other facts concerning such arbitration shall be disclosed or released to any third party without the specific written consent of the other party, unless required by law or court order or in connection with enforcement of any decision in such arbitration. The parties shall equally divide the costs of the arbitrators, and, subject to Section 12, each party shall bear his or its attorneys' fees and other costs, except that the arbitrators may specifically direct one party to bear a greater portion or the entire cost of the arbitration, including all attorneys fees, if the arbitrators determine that such party acted in bad faith.

      27. INDEMNIFICATION. During the Term and thereafter, the Company agrees to indemnify and hold the Executive harmless in connection with actual, potential or threatened actions or investigations related to Executive's services for or employment by the Company and/or its subsidiaries in the same manner as other officers and directors to the extent provided in the Company's by-laws.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed the day and year first written above.

Attest:                                        CHECKPOINT SYSTEMS, INC.

/s/ George W. Off                              By:  /s/ R. Keith Elliott
-----------------                                   -----------------------
                                                    Lead Director

                                                    /s/ Robert P. van der Merwe
                                                    ---------------------------
                                                    Robert P. van der Merwe

EXHIBIT A-1

                            CHECKPOINT SYSTEMS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT

                     OPTION NUMBERS: 002053, 00205, 0020587

THIS AGREEMENT (the "Agreement") is made effective as of the 27(th) day of December, 2007, (the "Date of Grant"), between Checkpoint Systems, Inc., a Pennsylvania corporation (the "Company"), and Robert van der Merwe (the "Participant").

                                R E C I T A L S :

WHEREAS, the Company has adopted the Checkpoint Systems, Inc. 2004 Omnibus Incentive Compensation Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan; and

WHEREAS, in accordance with the terms of the Employment Agreement between the Participant and the Company dated December 27, 2007 (the "Employment Agreement"), the Participant is to be granted the option provided for herein (the "Option") pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

      1. Grant of the Option.

         (a) The Company hereby grants to the Participant the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of thirteen thousand two-hundred and nine shares (13,209) shares of Common Stock of the Company (the "Shares") (the "Option"), subject to adjustment as set forth in the Plan. The thirteen thousand two-hundred and nine shares (13,209)shares shall be allocated at follows:

         Option Number              Shares
         -------------             ----------
            002053                    4,403
            002055                    4,403
            002057                    4,403

         (b) The purchase price of the Shares subject to the Option shall be $22.71 per Share (the "Exercise Price"), which amount is equal to the Fair Market Value on the Date of Grant; provided, however, if at the Date of Grant the Participant is an individual who owns more than 10 percent of the total combined voting power of all classes of stock of the Company (a "10% Owner"), the Exercise Price will instead be equal to 110% of the Fair Market Value on the Date of Grant.

         (c) The Option is intended to be an incentive stock option and to comply with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). If, as of the year in which the Option first becomes exercisable, the aggregate then-current Fair Market Value of the Shares exceeds $100,000, then the portion of the Option relating the value over $100,000 shall not be an incentive stock option but will be a nonqualified stock option.

      2. Vesting and Exercisability.

         (a) Subject to the Participant's continued employment with the Company, the Option shall vest and become exercisable in accordance with the following schedule:

 Shares                       Vesting Date
--------                  ------------------------
 4,403                        December 31, 2010
 4,403                        December 31, 2011
 4,403                        December 31, 2012

At any given time, the portion of the Option that has become vested and exercisable as described above (or pursuant to Sections 2(b) below) is hereinafter referred to as the "Vested Portion."

         (b) Notwithstanding Section 2(a) above, the Option shall vest and become exercisable with respect to all Shares upon the first date on which the closing price per share of the Common Stock of the Company, as reported on the New York Stock Exchange, equals or exceeds two hundred percent (200%) of the Exercise Price. In addition, the Shares scheduled to vest and become exercisable as of December 31, 2010 shall immediately vest and become exercisable upon the first to occur of the following on or before such date: (i) the Participant's termination of employment with the Company due to his death or Disability (as defined below), (ii) termination of employment with the Company by the Participant for Good Reason (as defined below), (iii) the Participant's termination of employment by the Company without Cause (as defined below), or
(iv) of a Change in Control (as defined below). If any event set forth in clauses (x), (y) and (z) occurs after December 31, 2010, all other Shares shall immediately vest and become exercisable.

         (c) For purposes of this Agreement, "Change in Control," "Disability," "Good Reason" and "Cause" shall have the same definitions assigned to such terms by the Employment Agreement.

      3. Exercise of Option.

         (a) Period of Exercise. Subject to the provisions of this Agreement, the Participant may exercise all or any part of the Vested Portion of the Option at any time prior to the tenth anniversary of the Date of Grant (the "Expiration Date") or, if the Participant is a 10% Owner, the Expiration Date shall be the fifth anniversary of the Date of Grant.

         (b) Termination of Option. The Option, to the extent exercisable but not theretofore exercised, shall expire upon the earlier of the following dates:
(i) the Participant's termination of employment by the Company for Cause, (ii) four years after the Participant's termination of employment with the Company other than a termination by the Company for Cause, or (iii) the Expiration Date.

         (c) Method of Exercise.

                  (i) Subject to Section 3(a), the Vested Portion of the Option may be exercised by delivering to the Company at its principal office written notice of intent to so exercise or by delivering such notice to the Company by such other method as may be permitted by the Committee; provided that the Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised and shall be accompanied by payment in full of the Exercise Price. The payment of the Exercise Price may be made in cash, or its equivalent, or (x) by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest and which have been owned by the Participant for at least 6 months) or (y) subject to such rules as may be established by the Committee and then only to the extent permitted by law, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.

                  (ii) Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Committee shall in its sole discretion determine to be necessary or advisable.

                  (iii) Upon the Company's determination that the Option has been validly exercised as to any of the Shares, the Company shall issue certificates in the Participant's name for such Shares. However, the Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates to him, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

      4. No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in the employ of, or in any consulting relationship to, the Company. Further, the Company may at any time dismiss the Participant or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

      5. Legend on Certificates. The certificates representing the Shares purchased by exercise of the Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      6. Transferability. Except as otherwise determined by the Committee, the Option is nontransferable during the Participant's lifetime and is exercisable during the Participant's lifetime only by the Participant.

      7. Withholding and Tax Treatment.

                  (a) The Option is intended to be an incentive stock option and to produce no taxable event to the Participant upon exercise. If the Participant disposes of Shares received upon exercise less than two years after the Date of Grant or less than 12 months from such Participant's receipt of the Shares, then the gain on such shares may be taxed as ordinary income rather than capital gain.

                  (b) Notwithstanding Section 7(a) above, the Participant may be required to pay to the Company and the Company shall have the right and is hereby authorized to withhold from any payment due or transfer made under the Option or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable federal, state or local income tax withholding requirements in respect of the Option, its exercise, or any payment or transfer under the Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

                  (c) Without limiting the generality of Section 7(b) above, the Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least 6 months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the option a number of Shares with a Fair Market Value equal to such withholding liability.

      8. Securities Laws. Upon the acquisition of any Shares pursuant to the exercise of the Option, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

      9. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

      10. Option Subject to Plan. By accepting this Agreement and the Award evidenced hereby, the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

      11. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

      12. Authority of Committee. The Committee shall have full authority to interpret and construe the terms of the Plan and this Agreement. The determination of the Committee as to any such matter of interpretation or construction shall be final, conclusive and binding.

      13. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and the Participant has hereunto set his hand, effective as of the Date of Grant.


                                               CHECKPOINT SYSTEMS, INC.

                                               By:
                                                    ----------------------------
                                               Its:
                                                    ----------------------------

                                               ---------------------------------
                                               Participant: Robert van der Merwe

EXHIBIT A-2

                            CHECKPOINT SYSTEMS, INC.

                      NON INCENTIVE STOCK OPTION AGREEMENT

                     OPTION NUMBERS: 002054, 002056, 002058

THIS AGREEMENT (the "Agreement") is made effective as of the 27th day of December, 2007, (the "Date of Grant"), between Checkpoint Systems, Inc., a Pennsylvania corporation (the "Company"), and Robert van der Merwe (the "Participant").

                                R E C I T A L S :

WHEREAS, the Company has adopted the Checkpoint Systems, Inc. 2004 Omnibus Incentive Compensation Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan; and

WHEREAS, in accordance with the terms of the Employment Agreement between the Participant and the Company dated December 27, 2007 (the "Employment Agreement"), the Participant is to be granted the option provided for herein (the "Option") pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

      14. Grant of the Option.

         (a) The Company hereby grants to the Participant the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of two-hundred sixteen thousand seven-hundred ninety-one shares (216,791) shares of Common Stock of the Company (the "Shares") (the "Option"), subject to adjustment as set forth in the Plan. The two-hundred sixteen thousand seven-hundred ninety-one shares (216,791) shares shall be allocated at follows:

          Option Number               Shares
          -------------             ----------
              002054                  133,597
              002056                   41,597
              002058                   41,597

         (b) The purchase price of the Shares subject to the Option shall be $22.71 per Share (the "Exercise Price"), which amount is equal to the Fair Market Value on the Date of Grant; provided, however, if at the Date of Grant the Participant is an individual who owns more than 10 percent of the total combined voting power of all classes of stock of the Company (a

"10% Owner"), the Exercise Price will instead be equal to 110% of the Fair Market Value on the Date of Grant.

         (c) The Option is intended to be an incentive stock option and to comply with Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). If, as of the year in which the Option first becomes exercisable, the aggregate then-current Fair Market Value of the Shares exceeds $100,000, then the portion of the Option relating the value over $100,000 shall not be an incentive stock option but will be a nonqualified stock option.

      15. Vesting and Exercisability.

         (a) Subject to the Participant's continued employment with the Company, the Option shall vest and become exercisable in accordance with the following schedule:

             Shares                Vesting Date
            --------         ------------------------
            133,597              December 31, 2010
             41,597              December 31, 2011
             41,597              December 31, 2012

At any given time, the portion of the Option that has become vested and exercisable as described above (or pursuant to Sections 2(b) below) is hereinafter referred to as the "Vested Portion."

         (b) Notwithstanding Section 2(a) above, the Option shall vest and become exercisable with respect to all Shares upon the first date on which the closing price per share of the Common Stock of the Company, as reported on the New York Stock Exchange, equals or exceeds two hundred percent (200%) of the Exercise Price. In addition, the Shares scheduled to vest and become exercisable as of December 31, 2010 shall immediately vest and become exercisable upon the first to occur of the following on or before such date: (i) the Participant's termination of employment with the Company due to his death or Disability (as defined below), (ii) termination of employment with the Company by the Participant for Good Reason (as defined below), (iii) the Participant's termination of employment by the Company without Cause (as defined below), or
(iv) of a Change in Control (as defined below). If any event set forth in clauses (x), (y) and (z) occurs after December 31, 2010, all other Shares shall immediately vest and become exercisable.

         (c) For purposes of this Agreement, "Change in Control," "Disability," "Good Reason" and "Cause" shall have the same definitions assigned to such terms by the Employment Agreement.

      16. Exercise of Option.

         (a) Period of Exercise. Subject to the provisions of this Agreement, the Participant may exercise all or any part of the Vested Portion of the Option at any time prior to the tenth anniversary of the Date of Grant (the "Expiration Date") or, if the Participant is a 10% Owner, the Expiration Date shall be the fifth anniversary of the Date of Grant.

         (b) Termination of Option. The Option, to the extent exercisable but not theretofore exercised, shall expire upon the earlier of the following dates:
(i) the Participant's
termination of employment by the Company for Cause, (ii) four years after the Participant's termination of employment with the Company other than a termination by the Company for Cause, or (iii) the Expiration Date.

           (c) Method of Exercise.

                  (i) Subject to Section 3(a), the Vested Portion of the Option may be exercised by delivering to the Company at its principal office written notice of intent to so exercise or by delivering such notice to the Company by such other method as may be permitted by the Committee; provided that the Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised and shall be accompanied by payment in full of the Exercise Price. The payment of the Exercise Price may be made in cash, or its equivalent, or (x) by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest and which have been owned by the Participant for at least 6 months) or (y) subject to such rules as may be established by the Committee and then only to the extent permitted by law, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.

                  (ii) Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Committee shall in its sole discretion determine to be necessary or advisable.

                  (iii) Upon the Company's determination that the Option has been validly exercised as to any of the Shares, the Company shall issue certificates in the Participant's name for such Shares. However, the Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates to him, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

      17. No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in the employ of, or in any consulting relationship to, the Company. Further, the Company may at any time dismiss the Participant or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

      18. Legend on Certificates. The certificates representing the Shares purchased by exercise of the Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      19. Transferability. Except as otherwise determined by the Committee, the Option is nontransferable during the Participant's lifetime and is exercisable during the Participant's lifetime only by the Participant.

      20. Withholding and Tax Treatment.

         (a) The Option is intended to be an incentive stock option and to produce no taxable event to the Participant upon exercise. If the Participant disposes of Shares received upon exercise less than two years after the Date of Grant or less than 12 months from such Participant's receipt of the Shares, then the gain on such shares may be taxed as ordinary income rather than capital gain.

         (b) Notwithstanding Section 7(a) above, the Participant may be required to pay to the Company and the Company shall have the right and is hereby authorized to withhold from any payment due or transfer made under the Option or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable federal, state or local income tax withholding requirements in respect of the Option, its exercise, or any payment or transfer under the Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

         (c) Without limiting the generality of Section 7(b) above, the Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least 6 months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the option a number of Shares with a Fair Market Value equal to such withholding liability.

      21. Securities Laws. Upon the acquisition of any Shares pursuant to the exercise of the Option, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

      22. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

      23. Option Subject to Plan. By accepting this Agreement and the Award evidenced hereby, the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Option is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

      24. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

      25. Authority of Committee. The Committee shall have full authority to interpret and construe the terms of the Plan and this Agreement. The determination of the Committee as to any such matter of interpretation or construction shall be final, conclusive and binding.

      26. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and the Participant has hereunto set his hand, effective as of the Date of Grant.


                                               CHECKPOINT SYSTEMS, INC.

                                               By:
                                                     ---------------------------
                                               Its:
                                                     ---------------------------

                                               ---------------------------------
                                               Participant: Robert van der Merwe

EXHIBIT A-3


                            CHECKPOINT SYSTEMS, INC.

                        INDUCEMENT STOCK OPTION AGREEMENT

                    OPTION NUMBERS: 001423, 002033 AND 002034

THIS AGREEMENT (the "Agreement") is made effective as of the 27(th) day of December, 2007, (the "Date of Grant"), between Checkpoint Systems, Inc., a Pennsylvania corporation (the "Company"), and Robert van der Merwe (the "Participant").

                                R E C I T A L S :

WHEREAS, in accordance with the terms of the Employment Agreement between the Participant and the Company dated December 27, 2007 (the "Employment Agreement"), and as an inducement to the procurement of his services to the Company, the Participant is to be granted the option provided for herein (the "Option") pursuant to the terms set forth herein; and

WHEREAS, the Option provided for herein is not granted pursuant to the Checkpoint Systems, Inc. 2004 Omnibus Incentive Compensation Plan (the "Plan"), but the terms of the Plan shall apply to the Option as if it had been granted under the Plan, and capitalized terms not otherwise defined herein shall have the same meanings as in the Plan.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:

      27. Grant of the Option.

         (a) The Company hereby grants to the Participant the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of two hundred and seventy thousand (270,000) shares of Common Stock of the Company (the "Shares") (the "Option"), subject to adjustment in the same manner as set forth in the Plan. The two hundred and seventy thousand (270,000) shares shall be allocated as follows:

      Option Number      Shares
           001423       162,000
           002033        54,000
           002034        54,000

         (b) The purchase price of the Shares subject to the Option shall be $22.71 per Share (the "Exercise Price"), which amount is equal to the Fair Market Value on the Date of Grant.

      28. Vesting and Exercisability.

         (a) Subject to the Participant's continued employment with the Company, the Option shall vest and become exercisable in accordance with the following schedule:

         Shares                      Vesting Date
        -------                      ------------
        162,000                      December 31, 2010
          54,000                     December 31, 2011
          54,000                     December 31, 2012

At any given time, the portion of the Option that has become vested and exercisable as described above (or pursuant to Sections 2(b) below) is hereinafter referred to as the "Vested Portion."

         (b) Notwithstanding Section 2(a) above, the Option shall vest and become exercisable with respect to all Shares upon the first date on which the closing price per share of the Common Stock of the Company, as reported on the New York Stock Exchange, equals or exceeds two hundred percent (200%) of the Exercise Price. In addition, the Shares scheduled to vest and become exercisable as of December 31, 2010 shall immediately vest and become exercisable upon the first to occur of the following on or before such date: (i) the Participant's termination of employment with the Company due to his death or Disability (as defined below), (ii) termination of employment with the Company by the Participant for Good Reason (as defined below), (iii) the Participant's termination of employment by the Company without Cause (as defined below), or
(iv) a Change in Control (as defined below). If any event set forth in clauses
(x), (y) and (z) occurs after December 31, 2010, all other Shares shall immediately vest and become exercisable.

         (c) For purposes of this Agreement, "Change in Control," "Disability," "Good Reason" and "Cause" shall have the same definitions assigned to such terms by the Employment Agreement.

      29. Exercise of Option.

         (a) Period of Exercise. Subject to the provisions of this Agreement, the Participant may exercise all or any part of the Vested Portion of the Option at any time prior to the tenth anniversary of the Date of Grant (the "Expiration Date").

         (b) Termination of Option. The Option, to the extent exercisable but not theretofore exercised, shall expire upon the earlier of the following dates:
(i) the Participant's termination of employment by the Company for Cause, (ii) four years after the Participant's termination of employment with the Company other than a termination by the Company for Cause, or (iii) the Expiration Date.

         (c) Method of Exercise.

                  (i) Subject to Section 3(a), the Vested Portion of the Option may be exercised by delivering to the Company at its principal office written notice of intent to so exercise or by delivering such notice to the Company by such other method as may be permitted by the Committee; provided that the Option may be exercised with respect to whole Shares only. Such notice shall specify the number of Shares for which the Option is being exercised and shall be accompanied by payment in full of the Exercise Price. The payment of the Exercise Price may be made in cash, or its equivalent, or (x) by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest and which have been owned by the Participant for at least 6 months) or (y) subject to such rules as may be established by the Committee and then only to the extent permitted by law, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the aggregate exercise price, or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.

                  (ii) Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Option may not be exercised prior to the completion of any registration or qualification of the Option or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Committee shall in its sole discretion determine to be necessary or advisable.

                  (iii) Upon the Company's determination that the Option has been validly exercised as to any of the Shares, the Company shall issue certificates in the Participant's name for such Shares. However, the Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates to him, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

      30. No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in the employ of, or in any consulting relationship to, the Company. Further, the Company may at any time dismiss the Participant or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

      31. Legend on Certificates. The certificates representing the Shares purchased by exercise of the Option shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares are listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      32. Transferability. Except as otherwise determined by the Committee, the Option is nontransferable during the Participant's lifetime and is exercisable during the Participant's lifetime only by the Participant.

      33. Withholding and Tax Treatment.

         (a) The Participant may be required to pay to the Company and the Company shall have the right and is hereby authorized to withhold from any payment due or transfer made under the Option or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable federal, state or local income tax withholding requirements in respect of the Option, its exercise, or any payment or transfer under the Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

         (b) Without limiting the generality of Section 7(a) above, the Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery of Shares owned by the Participant (which are not subject to any pledge or other security interest and which have been owned by the Participant for at least 6 months) with a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the option a number of Shares with a Fair Market Value equal to such withholding liability.

      34. Securities Laws. Upon the acquisition of any Shares pursuant to the exercise of the Option, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

      35. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

      36. Option Subject to Terms of the Plan. By accepting this Agreement and the Award evidenced hereby, the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Option is subject to the terms of the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

      37. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

      38. Authority of Committee. The Committee shall have full authority to interpret and construe the terms of the Plan and this Agreement. The determination of the Committee as to any such matter of interpretation or construction shall be final, conclusive and binding.

      39. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF

THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF
LAW.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and the Participant has hereunto set his hand, effective as of the Date of Grant.


                                               CHECKPOINT SYSTEMS, INC.

                                               By:
                                                    ----------------------------
                                               Its:
                                                    ----------------------------

                                               ---------------------------------
                                               Participant: Robert van der Merwe

EXHIBIT B

                            CHECKPOINT SYSTEMS, INC.
                      RESTRICTED STOCK UNIT AWARD AGREEMENT

                                R E C I T A L S:

      WHEREAS, the Company has adopted the Checkpoint Systems, Inc. 2004 Omnibus Incentive Compensation Plan (the "Plan"), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan; and

      WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the restricted stock unit award provided for herein (the "Unit Award") to Robert van der Merwe (the "Participant") pursuant to the Plan and the terms set forth herein.

      NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

      26. Grant of the Restricted Stock Units. Subject to the terms and conditions of the Plan and the additional terms and conditions set forth in this Agreement, the Company hereby grants to the Participant a Unit Award consisting of twenty thousand (20,000) restricted stock units (each, a "Unit"), subject to adjustment as set forth in the Plan. Each Unit represents the right to receive one share of Common Stock of the Company (each, a "Share"). Each Unit shall vest and become nonforfeitable in accordance with Section 2 hereof.

      27. Vesting.

         Each Unit shall vest and become nonforfeitable on December 31, 2010, subject to accelerated vesting as set forth in Section 2(a) and 2(b) hereof.

         27.1. If the Participant's employment is terminated due to his death or Disability (as defined in the Employment Agreement between the Participant and the Company dated December 27, 2007 (the "Employment Agreement")), by the Company without Cause (as defined in the Employment Agreement), or by the Participant for Good Reason (as defined in the Employment Agreement), then any unvested portion of the Units held by the Participant on the last day of the Participant's employment with the Company (the "Termination Date") will vest immediately.

         27.2. Upon a Change in Control (as defined in the Employment Agreement), any unvested portion of the Units held by the Participant will vest immediately.

         27.3. If the Participant's employment with the Company terminates other than due to circumstances described in Section 2(a) hereof, and prior to a Change in Control (as defined in the Employment Agreement), then as of the Termination Date any unvested portion of the Units shall be forfeited.

      28. Distribution. As soon as practicable following the vesting date the Company shall issue and deliver one share in respect of each whole Unit that is vested as of the vest date and cash in lieu of any vested fractional Unit (based on the fair market value per Share on the vest date). The Company shall deliver to the Participant or to his estate, as applicable, certificates in respect of such Shares along with the stock powers relating thereto.

      29. Rights as a Stockholder. Neither the Participant nor Participant's successor in interest shall have any rights as a stockholder of the Company with respect to any Shares subject to the Units until such Shares have been issued to the Participant.

      30. Unit Award Subject to the Plan. By accepting this Agreement and the Unit Award evidenced hereby, the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Unit Award is subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

      31. No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in the employ of, or in any consulting relationship to, the Company. Further, the Company may at any time dismiss the Participant or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

      32. Transferability. Except as expressly contemplated in this Agreement, the Units may not at any time be sold, assigned, transferred, pledged or otherwise encumbered.

      33. Withholding. By accepting this Unit Award, the Participant agrees to make appropriate arrangements with the Company for satisfaction of any applicable federal, state or local income tax withholding requirements, including the payment to the Company of all such taxes and requirements in connection with the distribution or delivery of the Shares, or other settlement in respect of the Units, and the Company shall be authorized to take such action as may be necessary in the opinion of the Company's counsel (including, without limitation, withholding Shares otherwise deliverable to Participant hereunder and/or withholding amounts from any compensation or other amount owing from the Company to the Participant) to satisfy all obligations for the payment of such taxes; provided, however, that in no event shall the value of Shares so withheld by the Company exceed the minimum withholding rates required by applicable statutes.

      34. Securities Laws. Prior to issuance and delivery of any Shares, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

      35. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Corporate Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for such Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

      36. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

      37. Authority of Committee. The Committee shall have full authority to interpret and construe the terms of the Plan and this Agreement. The determination of the Committee as to any such matter of interpretation or construction shall be final, conclusive and binding.

      38. Choice of Law. THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.


                                               CHECKPOINT SYSTEMS, INC.

                                               By:
                                                   -----------------------------
                                               Its:
                                                   -----------------------------

                                               ---------------------------------
                                               Participant: Robert van der Merwe

EXHIBIT "C"

Company shall pay Executive's:

      - reasonable moving and storage costs associated with relocating Executive's Connecticut residence;

      - reasonable interim living cost for up to six (6) months subsequent to execution of this Agreement;

      - reasonable travel expenses for the Executive between the greater Philadelphia area and Executive's Connecticut residence during the six (6) months of interim living subsequent to execution of this Agreement;

      - Incidental relocation costs not to exceed thirty-five thousand dollars ($35,000); and

      - Brokerage commissions incurred on the sale of Executive's Connecticut residence, not to exceed one hundred seventy-five thousand dollars ($175,000)